Acucela Announces Official Name of Acucela Japan as Kubota Pharmaceutical Holdings Co., Ltd.
SEATTLE ( August 9, 2016) — Acucela Inc. (Tokyo: 4589) (the “Company”), a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic disorders, announced today that, with requisite shareholder approval and effective at the conclusion of the proposed triangular merger (the “Triangular Merger”), the official name of Acucela Japan Kabushiki Kaisha (the “Japan Holding Company”) will become Kubota Pharmaceutical Holdings Co., Ltd. Its subsidiary, Acucela North America Inc. (the “U.S. Subsidiary”), will merge with and assume the name of Acucela Inc.

As previously announced, at a meeting of the Company’s board of directors held on March 28, 2016 (Pacific Daylight Time) it was unanimously resolved that pursuant to the Triangular Merger, the Japan Holding Company, which was established as a Japanese subsidiary of the Company in December 2015, would become a holding company that controls the U.S. Subsidiary, which will succeed to the business of the Company, in order to relocate the head office functions of the Company to Japan. Pursuant to the proposed terms of the Triangular Merger, one share of common stock of the Japan Holding Company will be distributed in exchange for each share of common stock of the Company. The Japan Holding Company will also apply for the listing of its shares of common stock on the Tokyo Stock Exchange (the “TSE”). The Triangular Merger will become effective on the conditions that it is approved by a majority of the outstanding shares of the Company’s common stock entitled to vote on the Triangular Merger at the Company’s annual meeting of shareholders to be held on October 18, 2016 (Pacific Daylight Time), that the shares of common stock of the Japan Holding Company are approved for listing on the TSE, and that the other conditions provided in the merger agreement dated August 9, 2016 among the Company, the Japan Holding Company and the U.S. Subsidiary (the “Merger Agreement”) are satisfied. The Company currently anticipates that the Triangular Merger will become effective on December 1, 2016*.

Acucela was founded in Seattle, Washington in 2002, by Ryo Kubota, MD, PhD, a researcher and clinical ophthalmologist, to develop therapeutics to treat sight-threatening disorders. The name change reflects a reintroduction of the Company and its identity following important developments over the last year including broadening its research portfolio, adding additional capability and experience to its leadership team, and the proposed redomicile through the Triangular Merger. The Company is focused on developing oral therapeutics based on its proprietary visual cycle modulation technology, and its lead investigational drug candidate, emixustat hydrochloride, is being developed to address proliferative diabetic retinopathy. The Company is also planning to initiate a clinical trial evaluating emixustat in patients with Stargardt disease by early 2017. Both proliferative diabetic retinopathy and Stargardt disease are two very serious retinal diseases. In addition, in connection with recently announced in-licensing arrangements, the Company is developing a lanosterol-based pharmaceutical treatment for cataracts and presbyopia, and a human rhodopsin based optogenetic gene therapy to potentially treat retinitis pigmentosa.

The Company’s business strategy is to develop a portfolio of innovative ophthalmology products by expanding its product pipeline through internal research, acquisitions and additional partnering and in-licensing opportunities. Following completion of the Triangular Merger, the Company intends to pursue additional business development opportunities to further execute on its strategy to become a company offering multiple solutions to sight-threatening disorders.

“Unmet medical needs are prevalent in the ophthalmology area and millions of patients suffer from sight-threatening disorders. We have been committed to developing innovative therapeutics and medical technologies to help these patients and we are now at the cusp of reaching the next stage of growth for our company,” stated Ryo Kubota, MD, PhD, Chairman, President and CEO of Acucela Inc. “Revealing the name of the holding company at this juncture signals our renewed, collective commitment to my vision of eradicating blindness from the world; the vision on which the company was founded.”

* Prior to the effective date of the merger, it is anticipated that the shares of common stock of Acucela Inc. will be delisted from the TSE on or about November 28, 2016. Both the anticipated delisting date and the effective date of the merger may be changed depending on many factors, including, among other items, the timing of effectiveness of the registration statement to be filed by the Japan Holding Company in the U.S. on Form S-4 under the Securities Act of 1933, the status of examination by the TSE, and the preparation for practical matters necessary to be addressed prior to the distribution of shares of the Japan Holding Company. Following delisting of the shares of common stock of Acucela Inc. and until the shares of Japan Holding Company begin to trade on the TSE, shareholders of Acucela Inc. and, following the effectiveness of the Triangular Merger, the shareholders of the Japan Holding Company will be unable to trade their shares.
About Acucela Inc.
Acucela Inc. (http://www.acucela.com/ or http://www.acucela.jp) is a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic disorders affecting millions of people worldwide. The Company’s pipeline includes drug candidates and therapeutics for the treatment of age related macular degeneration, cataracts, presbyopia, diabetic retinopathy and orphan, blinding retinal diseases such as retinitis pigmentosa and Stargardt disease.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of the Company to consummate the Triangular Merger and the anticipated effective time; the anticipated date for the delisting of the Company’s shares of common stock; the anticipated date for the Company’s annual meeting of shareholders; the ability of the Japan Holding Company to obtain approval for listing on the Tokyo Stock Exchange; the ability to realize the expected benefits of the Triangular Merger; the ability of the Company and the Japan Holding Company to meet the conditions to closing of the Triangular Merger; expectations regarding corporate development activities and the ultimate success of the enterprise; the Company’s development plans and ability to successfully commercialize its product candidates; the timing of and results from the Company’s and its collaborators’ ongoing clinical trials and pre-clinical development activities; the potential efficacy, future development plans and commercial potential of the Company’s and its collaborators’ product candidates and the progress and potential of ongoing development programs. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may have to postpone the annual shareholder meeting, (2) the Company may be unable to obtain the shareholder approval required for the Triangular Merger; (3) the Company may abandon the Triangular Merger; (4) conditions to the closing of the Triangular Merger may not be satisfied or may not be satisfied prior to the anticipated effective date on December 1, 2016; (5) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (6) the Triangular Merger may involve unexpected costs, unexpected liabilities or unexpected delays; (7) the Company’s business may suffer as a result of uncertainty surrounding the Triangular Merger; (8) the Company may not realize the anticipated benefits of the Triangular Merger; (9) the Triangular Merger may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (10) the Triangular Merger may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (11) the Triangular Merger may have negative tax consequences to the Company and holders of the Company’s common stock; (12) the Company may be adversely affected by other economic, business, and/or competitive factors; (13) the Company’s investigational product candidates may not demonstrate the expected safety and efficacy; (14) the Company’s pre-clinical development efforts may not yield additional product candidates; (15) any of the Company’s or its collaborators' product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; and (16) new developments in the intensely competitive ophthalmic pharmaceutical market may require changes in the Company’s clinical trial plans or limit the potential benefits of its investigational product candidates, as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (File No. 333-210469) (the “Form S-4”) filed by Acucela Japan KK with the SEC on March 30, 2016 in connection with the Triangular Merger. The Form S-4 has not yet become effective. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com.

Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Triangular Merger will be submitted to the shareholders of the Company for their consideration. Acucela Japan KK filed the Form S-4 with the SEC on March 30, 2016 that includes a preliminary prospectus of Acucela Japan KK and a preliminary proxy statement of the Company, and each of Acucela Japan

KK and the Company also plans to file other relevant documents with the SEC regarding the Triangular Merger. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the Form S-4 has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN KK, ACUCELA INC. AND THE TRIANGULAR MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan KK, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.

Participants in the Merger Solicitation
Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Triangular Merger. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed inversion to be filed with the SEC when they become available.

“Acucela,” the Acucela logo and “Kubota” are among the registered trademarks or trademarks of Acucela Inc. in various jurisdictions.

Media Contact

Contact: Michael Hasegawa Phone: +81-3-5789-5872 Email: pr@acucela.com
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